Exhibit 99.1

GigInternational1, Inc. Announces Stockholder Approval of Extension Amendment to the Amended and Restated Certificate of Incorporation and Investment Management Trust Agreement

Palo Alto, CA – August 19, 2022 – GigInternational1, Inc. (“GigInternational1” or the “Company”) (Nasdaq: GIW; GIWWU; GIWWW), a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities, today announced that its stockholders approved an extension of the date by which it has to consummate a business combination, allowing the Company to extend such date six (6) times for an additional one (1) month each time, from August 21, 2022 to February 21, 2023 (the date which is 21 months from the closing date of GigInternational1’s initial public offering) (the extension, the “Extension”). Accordingly, GigInternational1’s Trust Account has been funded with a $200,000 payment for the first one-month extension period. As the Company has not yet announced a business combination, the Company’s board of directors currently believes that without the Extension, there will not be sufficient time to complete such a transaction.

About GigInternational1

GigInternational1 is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While GigInternational1’s efforts to identify a target business may span many industries, the focus of GigInternational1’s search is for prospects within the technology, media and telecommunications, aerospace and defense, mobility, and semiconductor industries, primarily located in Europe or Israel. GigInternational1 was sponsored by GigInternational1 Sponsor, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. There can be no assurance that future developments affecting GigInternational1 will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the GigInternational1 stockholders will approve the transaction, that such stockholders will not exercise their redemption rights related to the GigInternational1 trust account and the ability of the post-combination company to meet the Nasdaq listing standards. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigInternational1’s filings with the SEC, and in GigInternational1’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are based on information available to GigInternational1 as of the date hereof, and GigInternational1 assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the Extension, GigInternational1 filed a definitive proxy statement (the “Definitive Statement”) containing a notice of special meeting and definitive proxy statement of GigInternational1. GigInternational1’s stockholders and other interested persons are advised to read the Definitive Statement, including any amendments thereto and other documents filed in connection with GigInternational1’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Extension.

Stockholders may obtain a copy of the preliminary or definitive proxy statement, as well as other documents filed with the SEC by GigInternational1, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Brad Weightman, Chief Financial Officer, GigInternational1, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, or by telephone at (650) 276-7040, or by contacting Morrow Sodali LLC, GigInternational1’s proxy solicitor, toll-free at (800) 662-5200.

Participants in the Solicitation

GigInternational1 and its respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigInternational1 stockholders in respect of the Extension. Information regarding GigInternational1’s directors and executive officers is available in its final prospectus filed with the SEC under Rule 424(b)(4) on May 21, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the proxy statement related to the proposed business combination, which was filed on a Form DEF 14A on August 8, 2022, and which can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

GigInternational1, Inc. Contact:

Dr. Raluca Dinu

Chief Executive Officer and President

GigInternational1, Inc.

+1-650-276-7040

GIW.info@investor.morrow.sodali.com